OTHER EXPENSES (INCOME) (Tables)	12 Months Ended
Dec. 31, 2020
OTHER EXPENSES (INCOME)
Summary of amounts recognized in other expenses (income) line item of consolidated statements of income

	Year Ended December 31,
	2020	2019
Loss on disposal of property, plant and mine development (Note 8 )	$14,182	$11,907
Interest income	(4,867)	(6,688)
Temporary suspension and other costs due to COVID-19	33,540	-
Other	5,379	(18,388)
Total other expenses (income)	$48,234	$(13,169)